SUPPLEMENT DATED MARCH 21, 2017
To the following variable annuity prospectuses:

Allianz VisionSM, dated October 17, 2016, as supplemented
Allianz VisionSM New York, dated October 17, 2016, as supplemented
Allianz ConnectionsSM, dated October 17, 2016, as supplemented

ISSUED BY
Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C (collectively, "Allianz Life")
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.
1. The Investment Option listed below will be available in the Contracts referenced above, effective May 1, 2017*

Investment Option	Investment Management Company
PIMCO VIT Long-Term U.S. Government Portfolio	Pacific Investment Management Company LLC
The PIMCO VIT Long-Term U.S. Government Portfolio ("PIMCO Portfolio") will be available to Vision, Vision New York, and Connections Contracts with no optional living benefit and Contracts with Investment Protector (within Allocation Group Y for benefit versions earlier than 07.12 and within the Fixed Income Allocation Group for benefit versions 07.12 and later). The PIMCO Portfolio will also be available to Contracts with the Target Date Retirement Benefit, in Allocation Group Y. The PIMCO Portfolio will not be available to Contracts with any other optional living benefits not currently being offered.
*based upon state approval in New York
The following will be added to the Investment Options table in the prospectus:
Investment Management Company and Adviser/Subadviser	Investment Option Name	Asset Class	Investment Objective	Principal Investment Strategies (Normal market conditions)
PIMCO
Pacific Investment Management Company LLC	PIMCO VIT Long-Term U.S. Government Portfolio	Speciality	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives. May also invest in other types of fixed income instruments.

The following will be added to Appendix A – Annual Operating Expenses For Each Investment Option:
Investment Option	Management fees	Rule 12b‑1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
PIMCO
PIMCO VIT Long-Term U.S. Government Portfolio	0.475	–	0.15	.09	–	0.715

2.
The Investment Options listed below, currently available in the Vision, Vision New York, and Connections Contracts with no optional living benefit, will also be available to Contracts with Income Protector effective May 1, 2017.

Investment Option	Investment Management Company
JPMorgan Insurance Trust Core Bond Portfolio	J.P. Morgan Investment Management, Inc.
MFS VIT Total Return Bond Portfolio	Massachusetts Financial Services Company
Please see the Investment Option prospectuses for any additional information regarding the Investment Options.
PRO-005-0416